SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          --------------------------

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

                                February 14, 1997
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               Date of Report (Date of earliest event reported)


                               SAFETY-KLEEN CORP.
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            (Exact name of registrant as specified in its charter)


                                    WISCONSIN
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                (State or other jurisdiction of incorporation)


        1-8513                                         39-6090019
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 (Commission File Number)                  (IRS Employer Identification No.)


               1000 NORTH RANDALL ROAD, ELGIN, ILLINOIS  60123-7857
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               (Address of principal executive offices)   (Zip Code)


      Registrant's telephone number, including area code:  (847) 697-8460

Item 5.  Other Events

The Company sent the following letter to analysts after the close of business on Friday, February 14, 1997.


                                                       Safety-Kleen Corp.
[logo]                                                 1000 N. Randall Road
                                                       Elgin, Illinois 60123

                                                       (847) 697-8460

                                                       For further information:

February 14, 1997

VIA FAX TO ANALYST DISTRIBUTION  LIST


Attached is a copy of the key statistics table which was not included with the fourth quarter release, as well as depreciation and amortization for 1996 fourth quarter and year end. The attached balance sheet is unaudited. We are in the process of preparing new measurements for our primary services which we believe are more representative of Safety-Kleen's business today. Once these are available, we will discontinue the use of the attached statistics sheet.

We understand that this change in format will require certain adjustments to your existing models, however, it is our goal to help you evaluate our business as accurately as possible. We will have this new disclosure format available with our first quarter 1997 earnings release. It is also our intention to issue first quarter results after market on April 11, 1997 so that everyone will have the opportunity to review the release prior to our conference call at 10:00 a.m. central time, on Monday, April 14.

Thank you for your assistance in this process.



Maureen Fisk
Investor Relations




                          two pages to follow


                                                   SAFETY-KLEEN CORP.
                                                     KEY STATISTICS
                                         SIXTEEN WEEKS ENDED DECEMBER 28, 1996



                                                                  -----------------------------------------------------------

                                                                                                                    Percent
                                                                       1996           1995          Change          Change

                                                                  ===========================================================
Parts Cleaners In Service at Quarter End
   Industrial                                                          152,477       147,451         5,026             3.4%
   All Other                                                           461,834       460,068         1,766             0.4%
   Total                                                               614,311       607,519         6,792             1.1%
   Average Service Interval in Weeks                                      8.80          8.87         (0.07)           (0.8%)


Oil Recovery Service
   Branch Collection:
     Used Oil/Glycol/Oily Water Gallons Collected
       Quarter                                                     52.2 Million      37.9 Million    14.3 Million     37.7%
       Year-to-date                                               155.4 Million     126.6 Million    28.8 Million     22.7%

     Avg Revenue Per Used Oil/Glycol/Oily Water Gal. Collected
       Quarter                                                          $0.260        $0.297       ($0.037)          (12.5%)
       Year-to-date                                                     $0.264        $0.269       ($0.005)           (1.9%)

   Avg. Base Oil Selling Price Per Gallon
       Quarter                                                          $0.919        $0.993       ($0.074)           (7.5%)
       Year-to-date                                                     $0.971        $0.994       ($0.023)           (2.3%)
                                                                  -----------------------------------------------------------


                                                                                                      TOTAL
                                            DEPRECIATION                AMORTIZATION              DEPREC./AMORT.
                                     ------------------------------------------------------------------------------------

                                        QUARTERLY        YTD       QUARTERLY        YTD        QUARTERLY        YTD

                   1996 1ST              14,094         14,094       3,695         3,695        17,789        17,789
                   1996 2ND              13,476         27,570       4,205         7,900        17,681        35,470
                   1996 3RD              13,238         40,808       3,774        11,674        17,012        52,482
                   1996 4TH              20,022         60,830       5,237        16,911        25,259        77,741


Consolidated Balance Sheets
SAFETY-KLEEN CORP. AND SUBSIDIARIES
As of December 28, 1996 and December 30, 1995
Dollars expressed in thousands

ASSETS                                                                       DECEMBER 28, 1996         December 30, 1995
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CURRENT ASSETS
          Cash and cash equivalents                                               $10,648                  $22,238
          Trade accounts receivable, less allowances                              132,436                  110,120
            of $8,416 and $7,969 respectively
          Inventories                                                              49,971                   36,020
          Deferred tax assets                                                      11,973                   17,984
          Prepaid expenses and other                                               25,105                   19,846
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                                                                                  230,133                  206,208
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EQUIPMENT AT CUSTOMERS AND COMPONENTS, AT COST, LESS
          accumulated depreciation of $45,811 and $44,072, respectively           124,491                  117,383
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PROPERTY, AT COST
          Land                                                                     49,340                   49,469
          Buildings and improvements                                              238,296                  242,886
          Leasehold improvements                                                   34,168                   31,745
          Machinery and equipment                                                 421,134                  391,519
          Autos and trucks                                                        129,319                  129,026
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                                                                                  872,257                  844,645
          Less accumulated depreciation and amortization                          349,921                  315,092
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                                                                                  522,336                  529,553
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INTANGIBLE ASSETS, AT COST
          Goodwill                                                                 92,112                   95,233
          Other                                                                   122,203                  100,077
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                                                                                  214,315                  195,310
          Less accumulated amortization                                            77,106                   68,008
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                                                                                  137,209                  127,302
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OTHER ASSETS
          Deferred tax assets                                                      24,135                   24,957
          Other                                                                     6,519                    3,647
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                                                                                   30,654                   28,604
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                                                                               $1,044,823               $1,009,050
==========================================================================================================================


LIABILITIES AND SHAREHOLDERS' EQUITY
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CURRENT LIABILITIES
          Trade accounts payable                                                  $69,684                  $62,795
          Accrued salaries, wages and employee benefits                            25,510                   29,197
          Other accrued expenses                                                   29,237                   37,847
          Insurance reserves                                                       13,621                   13,101
          Accrued environmental liabilities                                         8,941                   11,561
          Income taxes payable                                                     10,800                    8,175
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                                                                                  157,793                  162,676
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LONG-TERM DEBT, LESS CURRENT PORTION                                              276,954                  283,715
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DEFERRED TAX LIABILITIES                                                           49,849                   43,111
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ACCRUED ENVIRONMENTAL LIABILITIES                                                  40,260                   42,713
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OTHER LIABILITIES                                                                  39,677                   43,400
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COMMITMENTS AND CONTINGENT LIABILITIES (NOTE 9)
SHAREHOLDERS' EQUITY
          Preferred stock ($.10 par value; authorized
            1,000,000 shares; none issued)                                              -                        -
          Common stock ($.10 par value;
            authorized 300,000,000 shares;
            issued and outstanding 58,246,939
            shares and 57,868,541 shares, respectively)                             5,825                    5,787
          Additional paid-in capital                                              192,755                  186,365
          Retained earnings                                                       296,225                  256,052
          Minimum pension liability adjustment                                          -                   (1,226)
          Cumulative translation adjustments                                      (14,515)                 (13,543)
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                                                                                  480,290                  433,435
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                                                                               $1,044,823               $1,009,050
==========================================================================================================================


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SAFETY-KLEEN CORP.

Date: February 14, 1997                By: /s/ ROBERT W. WILLMSCHEN, JR.
      -----------------                    -----------------------------
                                           Robert W. Willmschen, Jr.
                                           Senior Vice President Finance,
                                           and Secretary-Chief Financial
                                           Officer